SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                February 15, 2006

                         ASHLIN DEVELOPMENT CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Florida                           000-29245                       65-0452156
-------------                       -----------                     ------------
  State of                          Commission                      IRS Employer
Incorporation                       File Number                     I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

                           ___________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

      On February 15, 2006, Ashlin Development Corporation ("we" or the "Company"), changed its name to Gales Industries Incorporated and changed its legal domicile from Florida to Delaware. As a result, the rights of our shareholders are now governed by Delaware law rather than Florida law. We filed with the Commission on January 24, 2006 a definitive Information Statement on
Schedule 14C relating to the changes in our name and our jurisdiction of incorporation. Such information statement describes certain effects on our shareholders of our becoming a Delaware corporation. Our new certificate of incorporation and by-laws are filed as exhibits to this report.

      In addition, effective February 15, 2006, our trading symbol on the OTC Bulletin Board was changed to "GLDS".

Item 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

      On February 15, 2006, we changed our name from Ashlin Development Corporation to Gales Industries Incorporated, and changed our jurisdiction of incorporation from Florida to Delaware, by merging our Company as of such date into our new wholly-owned Delaware subsidiary called Gales Industries Incorporated. Our Board of Directors and shareholders approved such changes. Our shareholders may continue to make sales or transfers using stock certificates which have our old name imprinted on them. Our new certificate of incorporation and by-laws are filed as exhibits to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.
3.1 Certificate of Incorporation of Gales Industries Incorporated, a Delaware corporation.
3.2          By-Laws of Gales Industries Incorporated

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2006

                                    ASHLIN DEVELOPMENT CORPORATION


                                    By: /s/ Michael A. Gales
                                        ----------------------------------------
                                            Michael A. Gales, Executive Chairman


                                       3